UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2006
Adams Respiratory Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 SLIDE PRESENTATION

Item 2.02. Results of Operations and Financial Condition.
     On May 11, 2006, Adams Respiratory Therapeutics, Inc. issued a press release announcing its results of operations for the third fiscal quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On May 11, 2006, Adams Respiratory Therapeutics, Inc. will conduct a conference call to review its sales and earnings results for the third fiscal quarter ended March 31, 2006. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its business. The slides that Adams Respiratory Therapeutics, Inc. will use in these presentations are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Adams Respiratory Therapeutics, Inc. to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of Mucinex SE and Mucinex DM and the successful commercialization of Mucinex D, Humibid, Children’s Mucinex, and future products; the ability of Mucinex SE, Mucinex DM and Mucinex D to effectively compete against other brands and gain market and dollar share; the increasing awareness of the Mucinex brand; Adams’ ability to fill backorders; Adams’ ability to improve production capacity; the continued increases in earnings per share; Adams’ ability to continue to increase revenues; Adams’ ability to in-license or acquire new products and brands or acquire other companies and technologies; Adams’ ability to successfully enter new market segments and other risk factors set forth under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Adams’ Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under Item 1A. Risk Factors in Adams’ Quarterly Report on Form 10-Q for the period ended December 31, 2005.
     The information furnished herewith pursuant to Item 2.02 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit
Number	Description
99.1	Press release dated May 11, 2006.
99.2	Slide presentation to be presented May 11, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
May 11, 2006	By:	/s/ David P. Becker
David P. Becker
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 11, 2006.
99.2	Slide presentation to be presented May 11, 2006